Exhibit 10.3

EXECUTION VERSION

REAFFIRMATION AGREEMENT dated as of August 31, 2006 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among the BORROWERS listed on the signature pages hereto, the GUARANTORS listed on the signature pages hereto (and, together with the Borrowers party hereto, the “Reaffirming Parties”), and Wachovia Bank, N.A., as administrative agent for the Lenders under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

WHEREAS the Borrowers, the Lenders, the Administrative Agent and the Canadian Administrative Agent have entered into the First Amendment dated as of August 31, 2006 (the “First Amendment”) to the Credit Agreement dated as of March 2, 2005 (the “Credit Agreement”), among the Borrowers (as defined therein), the Lenders (as defined therein), the Administrative Agent and the Canadian Administrative Agent (as defined therein) and, on the terms and subject to the conditions set forth therein, have agreed to amend the Credit Agreement as set forth in the First Amendment.

WHEREAS each of the Reaffirming Parties is party to one or more of the Loan Documents.

WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the First Amendment becoming effective.

WHEREAS the execution and delivery of this Agreement is a condition precedent to the effectiveness of the First Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement and in the Subsidiary Guarantee Agreement dated March 2, 2005 (the “Subsidiary Guarantee Agreement”).

SECTION 2. Reaffirmation. Each of the Reaffirming Parties hereby (a) consents to the First Amendment and the transactions contemplated thereby and (b) confirms its guarantees, to the extent set forth in the Subsidiary Guarantee Agreement and its other respective obligations, as applicable, under each of the Loan Documents to the extent it is party, and agrees that, notwithstanding the effectiveness of the First Amendment, such guarantees and other obligations shall continue to be in full force and effect and shall accrue to the benefit of the Lenders, the Issuing Banks, the Canadian Administrative Agent and the Administrative Agent. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of the Loan Documents and hereby reaffirms its obligations under each similar provision of each Loan Document to the extent it is party.

SECTION 3. Representations and Warranties. Each Reaffirming Party hereby represents and warrants to the Administrative Agent that:

(a) This Agreement has been duly authorized, executed and delivered by each Reaffirming Party in such capacity as set forth on the signature pages hereto, and this Agreement constitutes each Reaffirming Party’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy,insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and, in the case of obligations of UK Borrowing Subsidiaries and UK Guarantors, the time barring of claims under the Limitations Acts and the possibility that an undertaking to avoid liability for or indemnify a person against non-payment of the UK stamp duty may be void.

(b) No Default has occurred or is continuing.

(c) All representations and warranties of each Reaffirming Party contained in the Loan Documents are true and correct in all material respects on and as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date).

SECTION 4. Notices. All notices hereunder shall be given in accordance with Section 10.01 of the Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Company under the Credit Agreement.

SECTION 5. Effectiveness. This Agreement shall become effective on the date when (a) copies hereof which, when taken together, bear the signatures of each of the Reaffirming Parties shall have been received by the Administrative Agent and (b) the First Amendment has become effective in accordance with its terms. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement shall constitute a Loan Document.

SECTION 6. No Novation. Nothing contained in this Agreement or in the First Amendment shall be construed as a substitution, novation or extinguishment of the obligations under the Loan Documents. Nothing contained in this Agreement or in the First Amendment shall be construed as a release or other discharge of any Loan Party from any of its obligations under the Loan Documents. No amendments to any Loan Document are intended hereby. Each provision of the Loan Documents is ratified and affirmed in all respects and shall continue to be in full force and effect, except to the extent modified by the First Amendment.

SECTION 7. Governing Law: Counterparts. (a) This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be delivered by facsimile or other electronic imaging means of the relevant executed signature pages hereof.

SECTION 8. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

MOLSON COORS BREWING
COMPANY,
as Borrower,

by	/s/ Michael J. Gannon
Name: Michael J. Gannon
Title: Vice President and
Treasurer

COORS BREWING COMPANY,
as Borrower and as Guarantor,

by	/s/ Michael J. Gannon
Name: Michael J. Gannon
Title: Vice President and
Treasurer

MOLSON CANADA 2005,
as Borrower and as Canadian Guarantor,

by	/s/ Timothy E. Scully
Name: Timothy E. Scully
Title: Chief Financial Officer

by	/s/ Kelly L. Brown
Name: Kelly L. Brown
Title: Vice President & General Counsel

MOLSON INC.,
as Borrower and as Canadian Guarantor,

by	/s/ Timothy E. Scully
Name: Timothy E. Scully
Title: Chief Financial Officer

by	/s/ Kelly L. Brown
Name: Kelly L. Brown
Title: Secretary

MOLSON COORS CANADA INC.,
as Borrower and as Canadian Guarantor,

by	/s/ Timothy E. Scully
Name: Timothy E. Scully
Title: Director

by	/s/ Kelly L. Brown
Name: Kelly L. Brown
Title: Secretary

Executed and Delivered as a Deed by:

COORS BREWERS LTD., (Company Number 26018)
as Borrower and as UK Guarantor,

by	/s/ S. Glendinning
Name: S. Glendinning
Title: Director

by	/s/ K. Donald
Name: K. Donald
Title: Director

MOLSON COORS CAPITAL FINANCE ULC,
as Company Guarantor,

by	/s/ Timothy E. Scully
Name: Timothy E. Scully
Title: Director

COORS INTERCONTINENTAL, INC.,
as Guarantor,

by	/s/ Nirmalya Chatterjee
Name: Nirmalya Chatterjee
Title: Treasurer

COORS BREWING COMPANY INTERNATIONAL, INC.,
as Guarantor,

by	/s/ Michael J. Gannon
Name: Michael J. Gannon
Title: Treasurer

COORS WORLDWIDE, INC.,
as Guarantor,

by	/s/ Michael J. Gannon
Name: Michael J. Gannon
Title: Treasurer

COORS DISTRIBUTING COMPANY,
as Guarantor,

by	/s/ Michael J. Gannon
Name: Michael J. Gannon
Title: Treasurer

COORS GLOBAL PROPERTIES, INC.,
as Guarantor,

by	/s/ Patti L. Zenk
Name: Patti L. Zenk
Title: President

COORS INTERNATIONAL MARKET DEVELOPMENT, L.L.L.P.,
as Guarantor,

by: Coors Global Properties, Inc.,
its General Partner,

by	/s/ Patti L. Zenk
Name: Patti L. Zenk
Title: President

Executed and Delivered as a Deed by

COORS HOLDINGS LIMITED, as UK Guarantor (Company Number 25675)

by	/s/ S. Glendinning
Name: S. Glendinning
Title: Director

by	/s/ K. Donald
Name: K. Donald
Title: Director

Executed and Delivered as a Deed by

GOLDEN ACQUISITION, as UK
Guarantor (Company Number 4320707)

by	/s/ S. Glendinning
Name: S. Glendinning
Title: Director

by	/s/ K. Donald
Name: K. Donald
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent

by	/s/ Thomas M. Harper
Name: Thomas M. Harper
Title: Senior Vice President